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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation of our report dated July 20, 1999 with respect to the consolidated financial statements and schedule included in this Form 10-K/A Amendment No. 1 to the Company's previously filed Registration Statements on Form S-8 (File No. 333-33773, File No. 333-47609 and File No. 333-82655) and on Form S-3 (File No. 333-80881).


                                                             ARTHUR ANDERSEN LLP

San Jose, California
October 28, 1999